SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 13, 1998



                                 EQUITEX, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


DELAWARE                               0-12374                        84-0905189
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                         identification number)


7315 EAST PEAKVIEW AVENUE
ENGLEWOOD, COLORADO                                                        80111
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


                                 (303) 796-8940
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS


     The Registrant recently has been advised by Nasdaq that it plans to delist the Registrant from the Nasdaq National Market because the Registrant currently does not meet the Nasdaq National Market maintenance standards. The Registrant has appealed Nasdaq's determination and has requested a hearing which has been set for February 19, 1998. If Nasdaq ultimately determines to remove the Registrant from the Nasdaq National Market, the Registrant will request that it be moved from the Nasdaq National Market to the Nasdaq SmallCap Market.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUITEX, INC.
                                       -------------
                                       (Registrant)


Date: January 29, 1998                 /S/ THOMAS B. OLSON
      ---------------------            -----------------------------------
                                       Thomas B. Olson, Secretary







                                     Page 2